EXHIBIT 99.2

AHERN RENTALS, INC.
AMENDMENT TO AND EXTENSION OF

CONSENT SOLICITATION STATEMENT DATED DECEMBER 7, 2009, AS SUPPLEMENTED

Solicitation of Consents Relating to
Its 9¼% Second Priority Senior Secured Notes due 2013

For Consent Payment of $2.50 per $1,000 Principal Amount of
Second Priority Senior Secured Notes

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 23, 2009, UNLESS EXTENDED OR EARLIER TERMINATED AS DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT (THE EXPIRATION TIME AND DATE, AS MAY BE EXTENDED, THE “EXPIRATION TIME”).

Ahern Rentals, Inc. is amending its Consent Solicitation Statement dated December 7, 2009, as supplemented on December 10, 2009 (together, the “Consent Solicitation Statement”), as follows:

1.     The Proposed Amendments to the Indenture and the Intercreditor Agreement set forth in Annex A of the Consent Solicitation Statement are revised to reduce the minimum amount of Priority Lien Debt we can incur under the Indenture from $425 million to $396 million.  The complete text of the Proposed Amendments, as revised, is set forth in Annex A of this Amendment to Consent Solicitation Statement (this “Amendment”).

2.     The Expiration Time has been extended so that the Consent Solicitation will expire at 5:00 P.M., New York City time, on December 23, 2009, unless extended or earlier terminated as described in the Consent Solicitation Statement.

Consents submitted pursuant to the Consent Solicitation prior to the date of this Amendment are and will remain valid, subject to revocation as provided in the Consent Solicitation Statement, with respect to the Proposed Amendments, as amended by this Amendment.

Except as modified by this Amendment, the terms and conditions of the Consent Solicitation remain in full force and effect.  Capitalized terms not defined in this Amendment shall have the meanings set forth in the Consent Solicitation Statement.

Record Date

The Record Date for the Consent Solicitation is December 7, 2009.

NONE OF AHERN, THE SOLICITATION AGENT (AS DEFINED BELOW), OR WELLS FARGO BANK, N.A., AS THE DEPOSITARY, MAKES ANY RECOMMENDATION IN CONNECTION WITH THE CONSENT SOLICITATION.

The Solicitation Agent for the Consent Solicitation is:

Oppenheimer & Co., Inc.

December 18, 2009

ANNEX A

TEXT OF PROPOSED AMENDMENTS

The definition of “Priority Lien Debt” in Section 1.01 of the Indenture shall be amended as follows:

“‘Priority Lien Debt’ means:

(1)           Indebtedness under the Credit Agreement that was permitted to be incurred and secured under each applicable Secured Debt Document (or as to which the lenders under the Credit Agreement (or the Credit Agreement Agent) obtained an Officers’ Certificate (or a representation or warranty is made by Ahern Rentals to such lenders) at the time of incurrence to the effect that such Indebtedness was permitted to be incurred and secured by all applicable Secured Debt Documents);

(2)           Indebtedness under any other Credit Facility that is secured equally and ratably with the Credit Agreement by a Priority Lien that was permitted to be incurred and so secured under each applicable Secured Debt Document; provided, in the case of any Indebtedness referred to in this clause (2), that:

(a)           on or before the date on which such Indebtedness is incurred by Ahern Rentals or the applicable Restricted Subsidiary, such Indebtedness is designated by Ahern Rentals, in an Officers’ Certificate delivered to each representative of the Priority Debt and the Collateral Trustee, as ‘Priority Lien Debt’ for the purposes of the Secured Debt Documents;

(b)           such Indebtedness is governed by a credit agreement or other agreement that includes a ~~Sharing Confirmation~~ Lien Priority Confirmation; and

(c)           all requirements set forth in the Intercreditor Agreement as to the confirmation, grant or perfection of the Priority Lien Collateral Agent’s Lien to secure such Indebtedness or Obligations in respect thereof are satisfied (and the satisfaction of such requirements and the other provisions of this clause (c) will be conclusively established if Ahern Rentals delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness is ‘Priority Lien Debt’); and

(3)           Hedging Obligations incurred to hedge or manage interest rate risk with respect to Priority Lien Debt; provided that:

(a)           such Hedging Obligations are secured by a Priority Lien on all of the as-sets and properties that secure Indebtedness under the Credit Facility in respect of which such Hedging Obligations are incurred; and

(b)           such Priority Lien is senior to or on a parity with the Priority Liens securing Indebtedness under the Credit Facility in respect of which such Hedging Obligations are incurred.”

Section 4.09(b)(1) of the Indenture shall be amended as follows:

“(b)         The provisions of Section 4.09(a) will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(1)           the incurrence by Ahern Rentals and any of its Restricted Subsidiaries of additional Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of Ahern Rentals and its Restricted Subsidiaries thereunder) not to exceed the greater of (a) ~~$175~~ $396 million ~~and~~ or (b) the sum of (I) 85% of accounts receivable, plus (II) the lesser of (A) 85% net orderly liquidation value of rental and sale equipment and other equipment (including transportation equipment but excluding aircraft) and (B) 95% of net book value of rental and sale equipment and other equipment (including transportation equipment but excluding aircraft), plus (III) the lesser of (A) 85% of net orderly liquidation value of spare parts and merchandise inventory and (B) 60% of net book value of spare parts and merchandise inventory, in the case of each of (a) and (b) less the aggregate amount of all Net Proceeds of Asset Sales applied by Ahern Rentals or any of its Restricted Subsidiaries since the date of this Indenture to repay any term Indebtedness under a Credit Facility or to repay any revolving credit Indebtedness under a Credit Facility and effect a corresponding commitment reduction thereunder pursuant to Section 4.10;”

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The definition of “First Lien Obligations” in Section 1.1 of the Intercreditor Agreement shall be amended as follows:

“‘First Lien Obligations’ means all Obligations outstanding under (i) the First Lien Credit Agreement and (ii) the other First Lien Credit Documents (including, without limitation and in any event, all Hedging Obligations and other Bank Products Obligations owing to any First Lien Claimholder or any affiliate thereof); provided that for purposes of this Agreement (but subject to the immediately succeeding sentence), with respect to the aggregate principal amount of, without duplication, any revolving credit loans, letters of credit, term loans, bonds, debentures, notes or similar instruments outstanding under the First Lien Credit Agreement or any other First Lien Credit Document (or any Refinancing thereof), only that portion of such aggregate principal amount up to the greater of (I) ~~$175~~    $396,000,000 ~~and~~ or (II) the sum of (i) 85% of accounts receivable, plus (ii) the lesser of (A) 85% of the net orderly liquidation value of rental and sale equipment and other equipment (including transportation equipment but excluding aircraft) and (B) 95% of the net book value of rental and sale equipment and other equipment (including transportation equipment but excluding aircraft), plus (iii) the lesser of (A) 85% of the net orderly liquidation value of spare parts and merchandise inventory and (B) 60% of the net book value of spare parts and merchandise inventory, in the case of each of (I) and (II) less (x) the aggregate amount of all Net Proceeds of Asset Sales (as such terms are defined in the Indenture as in effect on the date hereof) applied by the Company or any of its subsidiaries since the date of this Agreement to repay principal on loans under the First Lien Credit Agreement or any other First Lien Credit Documents and effect a corresponding commitment reduction thereunder and (y) the amount of Second Lien Obligations incurred after the date of the Indenture the net proceeds of which are used to repay any First Lien Obligations and effect a corresponding commitment reduction thereunder (such maximum aggregate principal amount under this proviso, the “Maximum First Lien Principal Indebtedness”), shall constitute First Lien Obligations.  Notwithstanding anything to the contrary contained in the previous sentence of this definition, in any event the aggregate principal amount of any and all revolving credit loans, letters of credit, term loans, bonds, debentures, notes or similar instruments outstanding under the First Lien Credit Agreement or any other First Lien Credit Document (or any Refinancing thereof) shall be deemed not to exceed the Maximum First Lien Principal Indebtedness (and shall be deemed to be First Lien Obligations) if (x) the First Lien Collateral Agent or any other First Lien Claimholder shall have received a representation from Company or any other Grantor in any of the First Lien Credit Documents evidencing, governing or otherwise relating to such Obligations (or a certificate from an authorized officer of Company or another Grantor delivered in connection with any of such First Lien Credit Documents) to the effect of any of the following: that such financial accommodations do not exceed the Maximum First Lien Principal Indebtedness or do not violate the debt incurrence limits set forth in the Indenture or that such Obligations constitute “First Lien Obligations” (in each instance, whether or not such Obligations were at any time determined not to have been permitted to be incurred under the Indenture or to have exceeded the Maximum First Lien Principal Indebtedness) and (y) the First Lien Collateral Agent or such other First Lien Claimholder, as the case may be, relied in good faith upon such representation or certificate in extending credit to Company or any other Grantor.  For the purposes of the definition of Maximum First Lien Principal Indebtedness and the proviso in the second preceding sentence, all letters of credit will be deemed to have a principal amount equal to the maximum potential liability of the Company thereunder and all Hedging Obligations and other Bank Products Obligations shall be valued at zero.

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